Exhibit 10.23

AMENDMENT NO. 8 AND WAIVER TO CREDIT AGREEMENT OF AMERICAN APPAREL

(USA), LLC

AMENDMENT NO. 8 AND WAIVER (this “Amendment”) dated as of November 7, 2008, to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc., dated as of December 12, 2007, that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, that certain Amendment No. 6, Consent and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of May 15, 2008, and that certain Amendment No. 7 to Credit Agreement of American Apparel (USA), LLC dated as of June 20, 2008, and as further amended, supplemented, or modified from time to time, the “Credit Agreement”) by and among American Apparel (USA), LLC (successor by merger to American Apparel, Inc.), a California limited liability company (the “Borrower”), the Facility Guarantors party thereto (the “Facility Guarantors”) and SOF Investments, L.P. – Private IV, as lender (the “Lender”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower has requested that the Lender (i) waive, as of September 30, 2008, any Defaults or Events of Default arising out of the failure to comply with paragraph (b) of Section 6.12 (Capital Expenditures) of the Credit Agreement (the “Capital Expenditures Covenant”) for the Fiscal Year ending December 31, 2008 and (ii) amend the Credit Agreement as set forth herein.

WHEREAS, the Lender agrees, subject to the limitations and conditions set forth herein, (i) to waive, as of September 30, 2008, any Defaults or Events of Default arising out of the failure to comply with the Capital Expenditures Covenant for the Fiscal Year ending December 31, 2008 and (ii) to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

SECTION 1.        WAIVER

Effective as of the Amendment Effective Date, the Lender hereby waives, as of September 30, 2008, any Defaults or Events of Default arising out of the failure to comply with the Capital Expenditures Covenant for the Fiscal Year ending December 31, 2008; provided, however, that the waiver set forth in this paragraph shall not constitute a consent or waiver with respect to any failure to comply after September 30, 2008 with the Credit Agreement, including Section 6.12(b) of the Credit Agreement (as amended hereby).

SECTION 2.        AMENDMENT TO CREDIT AGREEMENT

Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as of September 30, 2008 as follows:

Amendment to Article VI (Negative Covenants). Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:

“(b) in excess of $74,000,000 in the aggregate for the Fiscal Year ending December 31, 2008.”

SECTION 3.        CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Lender (the date such conditions precedent are satisfied or duly waived by the Lender being referred to as the “Amendment Effective Date”):

A.    Executed Amendment. The Lender shall have received this Amendment, duly executed by the Borrower, each Facility Guarantor and the Lender, and dated the Amendment Effective Date, in form and substance satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

B.    Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

C.    Representations and Warranties. Each of the representations and warranties contained in Section 4 (Representations and Warranties) of this Amendment shall be true and correct.

D.    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

E.    Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof (except as otherwise set forth therein) and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto) to the extent invoiced, and all other costs, expenses and fees due under any Loan Document.

F.    No Default or Event of Default Under Existing First Lien Credit Agreement. After giving effect to this Amendment, no default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

SECTION 4.        REPRESENTATIONS AND WARRANTIES

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

A.    This Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment, and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms.

B.    Each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date, and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the waivers set forth herein.

C.    No Default or Event of Default has occurred and is continuing.

D.    No litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement as amended by this Amendment or any other Loan Document.

SECTION 5.        FEES AND EXPENSES

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto). In addition, on or prior to November 30, 2008, the Borrower shall pay to Lender an amendment fee (the “Amendment Fee”) equal to $250,000; provided that the failure to pay to Lender such Amendment Fee shall constitute an Event of Default under the Credit Agreement.

SECTION 6.        REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

A.    As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” and words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement after giving effect to this Amendment, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

B.    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

C.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan documents, nor constitute a waiver or amendment of any other provision of any of the Loan documents or for any purpose except as expressly set forth herein.

D.    This Amendment is a Loan Document

SECTION 7.        CONSENT OF FACILITY GUARANTORS

Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

SECTION 8.        EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Deliver of an executed counterpart by telecopy or e-mail shall be effective as deliver of a manually executed counterpart of this Amendment.

SECTION 9.        GOVERNING LAW

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

SECTION 10.        SECTION; TITLES

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that in the case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

SECTION 11.        NOTICES

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

SECTION 12.        SEVERABILITY

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

SECTION 13.        SUCCESSORS

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 14.        WAIVER OF JURY TRIAL

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

AMERICAN APPAREL (USA), LLC, as Borrower

By:
Name:
Title:

SOF INVESTMENTS, L.P. – PRIVATE IV, as Lender

By:
Name:
Title:

FACILITY GUARANTORS: AMERICAN APPAREL, LLC By: AMERICAN APPAREL (USA), LLC

By:
Name:
Title:

FRESH AIR FREIGHT, INC.

By:
Name:
Title:

KCL KNITTING, LLC By: AMERICAN APPAREL (USA), LLC

By:
Name:
Title:

AMERICAN APPAREL RETAIL, INC.

By:
Name:
Title:

AMERICAN APPAREL DYEING & FINISHING, INC.

By:
Name:
Title:

AMERICAN APPAREL, INC.

By:
Name:
Title: